Exhibit 99.1

FOR IMMEDIATE RELEASE January 17, 2023

For more information

Trisha Voltz Carlson, EVP, Investor Relations Manager

504.299.5208 or trisha.carlson@hancockwhitney.com

Hancock Whitney reports fourth quarter 2022 EPS of $1.65

GULFPORT, Miss. (January 17, 2023) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the fourth quarter of 2022. Net income for the fourth quarter of 2022 totaled $143.8 million, or $1.65 per diluted common share (EPS), compared to $135.4 million, or $1.55 per diluted common share, in the third quarter of 2022. The company reported net income for the fourth quarter of 2021 of $137.7 million, or $1.55 per diluted common share. The fourth quarter of 2021 included ($4.9) million, or ($0.04) per share after-tax, of net nonoperating income items, mostly due to storm-related insurance proceeds.

Fourth Quarter 2022 Highlights

•
Pre-provision net revenue (PPNR) totaled $185.0 million, up $10.3 million, or 6%, linked-quarter
•
Total loan growth of $528.5 million, or 9% LQA, exceeded expectations
•
Criticized commercial loans, down slightly, linked quarter; nonperforming loans, also decreased slightly and both remain at historical low levels
•
ACL coverage remained strong at 1.48%
•
Deposits increased $119.1 million, or 2% LQA
•
NIM increased 14 basis points (bps) to 3.68%
•
CET1 ratio estimated at 11.37%, up 27 bps; TCE ratio 7.09%, up 36 bps
•
Efficiency ratio improved to 49.81%

“We are exceptionally proud of our team and the company’s performance in 2022,” said John M. Hairston, President & CEO. “The results reveal not only progress made this year, but also the culmination of decisions made the last several years to better position the company. Today’s results, for both the quarter and the year, reflect a company positioned well for today’s economic environment. Credit metrics are at historically low levels; initiatives executed in 2020 through 2022 helped drive an efficiency ratio below 50% in the fourth quarter; new bankers hired over the past 18 months should help attract and enhance relationships in growth markets; we have proven our ability to proactively manage expenses and are introducing technology focused on scalability and effectiveness; capital remains solid and our balance sheet is de-risked and positioned well for today’s rapidly changing rate environment. With year over year earnings up $61 million, PPNR up $103.5 million, net loan growth up $2.0 billion, NIM up 31 basis points and an efficiency ratio in the low 50s, we view 2022 as a successful year.”

Loans

Total loans were $23.1 billion at December 31, 2022, up $528.5 million, or 2%, from September 30, 2022. Improving line utilization contributed to growth in markets and lines of business. One-time closure products drove the increase in mortgage loans, while limits on growth in commercial real estate (CRE) loans due to today’s economic environment led to an overall decline in CRE.

Average loans totaled $22.7 billion for the fourth quarter of 2022, up $584.5 million, or 3%, linked-quarter. Management expects total loan growth to be in the range of low- to mid-single digits at year-end 2023.

Deposits

Total deposits at December 31, 2022 were $29.1 billion, up $119.1 million, or less than 1%, from September 30, 2022. The increase in deposits is primarily due to expected seasonal inflows, which typically begin to runoff in the first quarter of each year. Commercial client deployment of excess liquidity drove a decline in DDA, while competitive rates on certain deposit products led to a slight shift from no and low cost deposits to higher rate money market and time deposit (CD) products.

DDAs totaled $13.6 billion at December 31, 2022, down $645.7 million, or 5%, from September 30, 2022 and comprised 47% of total period-end deposits. Interest-bearing transaction and savings deposits totaled $10.7 billion at the end of the fourth quarter of 2022, a decrease of $175.7 million, or 2%, linked-quarter. Compared to September 30, 2022, time deposits of $1.5 billion were up $492.6 million, or 51%. Interest-bearing public fund deposits increased $447.9 million, or 16%, linked-quarter, ending December 31, 2022 at $3.2 billion.

Average deposits for the fourth quarter of 2022 were $28.8 billion, down $364.3 million, or 1%,linked-quarter. Management expects 2023 period-end deposit level growth to be flat to low single digits compared to year-end 2022.

Asset Quality

The total allowance for credit losses (ACL) was $341.1 million at December 31, 2022, up slightly from September 30, 2022. During the fourth quarter of 2022, the company recorded a provision for credit losses of $2.5 million, compared to a provision of $1.4 million in the third quarter of 2022. There were $1.0 million of net charge-offs in the fourth quarter of 2022, or 0.02% of average total loans on an annualized basis, compared to net charge-offs of $1.3 million, or 0.02% of average total loans in the third quarter of 2022. The ratio of ACL to period-end loans was 1.48% at December 31, 2022, down slightly from 1.50% at September 30, 2022.

The company’s overall asset quality metrics currently sit near historically low levels, with criticized commercial loans and total nonperforming loans both remaining relatively flat linked-quarter. Criticized commercial loans totaled $301.9 million, or 1.64% of total commercial loans, at December 31, 2022, compared to $304.4 million, or 1.68% of total loans at September 30, 2022. Nonperforming assets (NPAs) totaled $42.9 million at December 31, 2022, down 2% from September 30, 2022. During the fourth quarter of 2022, total nonperforming loans decreased $0.8 million, or 2%, while ORE and foreclosed assets were virtually unchanged, linked-quarter. Nonperforming assets as a percent of total loans, ORE and other foreclosed assets was 0.19% at December 31, 2022, unchanged from September 30, 2022.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the fourth quarter of 2022 was $298.1 million, an increase of $15.2 million, or 5%, from the third quarter of 2022. The net interest margin (NIM) (TE) was 3.68% in the fourth quarter of 2022, up 14 bps linked-quarter. Continued changes related to the recent

Fed increases in rates and a shift in the mix of earning assets led to a 52 basis point improvement in the NIM that was partly offset by the impact from a higher cost of funds (-37 bps) and forgiveness of PPP loans (-1 bp). Additional NIM detail and guidance is included in the fourth quarter of 2022 earnings investor deck.

Average earning assets were $32.2 billion for the fourth quarter of 2022, up $460.9 million, or 1%, from the third quarter of 2022. The increase reflects the loan growth experienced during the quarter.

Noninterest Income

Noninterest income totaled $77.1 million for the fourth quarter of 2022, down $8.3 million, or 10%, from the third quarter of 2022.

Service charges on deposits were down $1.0 million, or 5%, from the third quarter of 2022. The decline was related, in part, to the elimination of certain nonsufficient funds (NSF) and overdraft (OD) fees effective December 1, 2022. As noted previously, the annual impact from the elimination of these fees is expected to approximate $10-$11 million.

Bankcard and ATM fees were down $0.5 million, or 2%, from the third quarter of 2022. Investment and annuity income and insurance fees were up $0.3 million, or 5%, linked-quarter. Trust fees were up $0.4 million, or 3% linked-quarter.

Fees from secondary mortgage operations totaled $1.5 million for the fourth quarter of 2022, down $1.8 million, or 54%, linked-quarter. The decline in secondary mortgage fees is due to lower activity driven by the current rate environment and less loans sold in the secondary market.

Other noninterest income totaled $9.1 million, down $5.7 million, or 39%, from the third quarter of 2022. The decline in other noninterest income reflects a lower level of specialty fees, including BOLI, derivatives and SBIC income compared to the third quarter of 2022.

Noninterest Expense & Taxes

Noninterest expense totaled $190.2 million, down $3.3 million, or 2% linked-quarter.

Personnel expense totaled $119.1 million in the fourth quarter of 2022, flat linked-quarter. Occupancy and equipment expense totaled $16.9 million in the fourth quarter of 2022, virtually unchanged from the third quarter of 2022. Amortization of intangibles totaled $3.3 million for the fourth quarter of 2022, down $0.2 million, or 5%, linked-quarter.

Gains on sales of ORE and other foreclosed assets exceeded related expenses by $773 thousand in the fourth quarter of 2022 and $1.8 million in the third quarter of 2022.

Other operating expense totaled $51.6 million in the fourth quarter of 2022, down $4.4 million, or 8%, linked-quarter. The decrease in other expenses is primarily due to storm-related gains.

The effective income tax rate for fourth quarter 2022 was 20.1%.

Capital

Common stockholders’ equity at December 31, 2022 totaled $3.3 billion, down $162.2 million, or 5%, from September 30, 2022. The tangible common equity (TCE) ratio was 7.09%, up 36 bps from September 30, 2022. The company’s CET1 ratio is estimated to be 11.37% at December 31, 2022, up 27 bps linked-quarter. The company’s share buyback authorization (allowing the repurchase of up to 4,338,000 shares of the company’s common stock), expired December 31,

2022. The company repurchased 1,654,244 shares under that authorization. No shares were repurchased in the fourth quarter of 2022.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 4:00 p.m. Central Time on Tuesday, January 17, 2023 to review fourth quarter 2022 results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to fourth quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 844-200-6205 or 646-904-5544, access code 950842.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through January 24, 2023 by dialing 866-813-9403 or 929-458-6194, access code 459314.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates a loan production office in Nashville, Tennessee. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the Company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. These non-GAAP measures may reference the concept “operating.” We use the term “operating” to describe a financial measure that excludes income or expense considered to be nonoperating in nature. Items identified as nonoperating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in our business. In addition, we believe that the presentation of certain tangible common equity ratios adjusted for the impact of accumulated other comprehensive income (loss) is useful to investors and others as leadership considers these ratios when measuring our corporate strategic objectives and these ratios provide a greater understanding of ongoing operations and enhance comparability with prior periods.

We define Operating Pre-Provision Net Revenue as total revenue (te) less noninterest expense, excluding nonoperating items. Management believes that operating pre-provision net revenue is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

We define Tangible Common Equity Ratio Excluding Accumulated Other Comprehensive Income (Loss) as common stockholders’ equity less intangible assets and accumulated other comprehensive income included in equity divided by total assets less intangible assets and accumulated other comprehensive income included in assets. We define Return on Tangible Common Equity Excluding Other Comprehensive Income (Loss) as annual/annualized net income divided by common stockholders’ equity less intangible assets and accumulated other comprehensive income included in equity. We believe these measures are useful as they enable investors and others to evaluate the adequacy of common stockholders’ equity, our performance trends and success in meeting our corporate strategic objectives.

As of January 1, 2022, the company has determined it will no longer include in "nonoperating" items any immaterial results from storm-related expenses and income items.

Important Cautionary Statement about Forward-Looking Statements

This news release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the impacts related to Russia’s military action in Ukraine, Federal Reserve action with respect to interest rates, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the ongoing impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the referenced rate reform, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of PPP loans and forgiveness on our results, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns.

In addition, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Twelve Months Ended
(dollars and common share data in thousands, except per share amounts)	12/31/2022	9/30/2022	12/31/2021	12/31/2022	12/31/2021
NET INCOME
Net interest income	$295,501	$280,307	$229,296	$1,050,003	$933,235
Net interest income (TE) (a)	298,116	282,910	231,931	1,060,351	944,414
Provision for credit losses	2,487	1,402	(28,399)	(28,399)	(77,494)
Noninterest income	77,064	85,337	89,612	331,486	364,334
Noninterest expense	190,154	193,502	182,462	750,692	807,007
Income tax expense	36,137	35,351	27,102	135,107	104,841
Net income	$143,787	$135,389	$137,743	$524,089	$463,215
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$3,600	$—	$3,600
Gain on sale of Hancock Horizon Funds	—	—	—	—	4,576
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(649)	—	38,296
Hurricane related expenses	—	—	(680)	—	4,412
Loss on redemption of subordinated notes	—	—	—	—	4,165
PERIOD-END BALANCE SHEET DATA
Loans	$23,114,046	$22,585,585	$21,134,282	$23,114,046	$21,134,282
Securities	8,408,536	8,333,191	8,552,449	8,408,536	8,552,449
Earning assets	31,873,027	31,213,449	33,610,435	31,873,027	33,610,435
Total assets	35,183,825	34,567,242	36,531,205	35,183,825	36,531,205
Noninterest-bearing deposits	13,645,113	14,290,817	14,392,808	13,645,113	14,392,808
Total deposits	29,070,349	28,951,274	30,465,897	29,070,349	30,465,897
Common stockholders' equity	3,342,628	3,180,439	3,670,352	3,342,628	3,670,352
AVERAGE BALANCE SHEET DATA
Loans	$22,723,248	$22,138,709	$20,770,130	$21,915,393	$21,207,942
Securities (b)	9,200,511	9,177,460	8,378,258	9,013,133	8,105,830
Earning assets	32,244,681	31,783,801	32,913,659	32,498,213	32,060,863
Total assets	34,498,915	34,377,773	35,829,027	35,059,178	35,075,392
Noninterest-bearing deposits	13,854,625	14,323,646	14,126,335	14,298,022	13,323,978
Total deposits	28,816,338	29,180,626	29,750,665	29,497,470	29,093,709
Common stockholders' equity	3,228,667	3,405,463	3,642,003	3,405,206	3,545,255
COMMON SHARE DATA
Earnings per share - diluted	$1.65	$1.55	$1.55	$5.98	$5.22
Cash dividends per share	0.27	0.27	0.27	1.08	1.08
Book value per share (period-end)	38.89	37.12	42.31	38.89	42.31
Tangible book value per share (period-end)	28.29	26.44	31.64	28.29	31.64
Weighted average number of shares - diluted	86,249	86,020	87,132	86,394	87,027
Period-end number of shares	85,941	85,686	86,749	85,941	86,749
Market data
High sales price	$57.00	$52.65	$53.61	$59.82	$53.61
Low sales price	45.64	41.62	45.06	41.62	32.52
Period-end closing price	48.39	45.81	50.02	48.39	50.02
Trading volume	29,996	24,976	23,889	111,470	100,904
PERFORMANCE RATIOS
Return on average assets	1.65%	1.56%	1.53%	1.49%	1.32%
Return on average common equity	17.67%	15.77%	15.00%	15.39%	13.07%
Return on average tangible common equity	24.64%	21.58%	20.13%	21.07%	17.74%
Tangible common equity ratio (c)	7.09%	6.73%	7.71%	7.09%	7.71%
Net interest margin (TE)	3.68%	3.54%	2.80%	3.26%	2.95%
Noninterest income as a percentage of total revenue (TE)	20.54%	23.17%	27.87%	23.82%	27.84%
Efficiency ratio (d)	49.81%	51.62%	56.57%	52.93%	57.29%
Average loan/deposit ratio	78.86%	75.87%	69.81%	74.30%	72.90%
Allowance for loan losses as a percentage of period-end loans	1.33%	1.36%	1.62%	1.33%	1.62%
Allowance for credit losses as a percentage of period-end loans (e)	1.48%	1.50%	1.76%	1.48%	1.76%
Annualized net charge-offs to average loans	0.02%	0.02%	0.01%	0.01%	0.15%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	676.71%	690.51%	527.59%	676.71%	527.59%
FTE headcount	3,627	3,607	3,486	3,627	3,486
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
NET INCOME
Net interest income	$295,501	$280,307	$245,732	$228,463	$229,296
Net interest income (TE) (a)	298,116	282,910	248,317	231,008	231,931
Provision for credit losses	2,487	1,402	(9,761)	(22,527)	(28,399)
Noninterest income	77,064	85,337	85,653	83,432	89,612
Noninterest expense	190,154	193,502	187,097	179,939	182,462
Income tax expense	36,137	35,351	32,614	31,005	27,102
Net income	$143,787	$135,389	$121,435	$123,478	$137,743
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$—	$—	$3,600
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	—	—	(649)
Hurricane related expenses	—	—	—	—	(680)
PERIOD-END BALANCE SHEET DATA
Loans	$23,114,046	$22,585,585	$21,846,068	$21,323,341	$21,134,282
Securities	8,408,536	8,333,191	8,531,393	8,481,095	8,552,449
Earning assets	31,873,027	31,213,449	31,292,910	32,997,323	33,610,435
Total assets	35,183,825	34,567,242	34,637,525	36,317,291	36,531,205
Noninterest-bearing deposits	13,645,113	14,290,817	14,676,342	14,976,670	14,392,808
Total deposits	29,070,349	28,951,274	29,866,432	30,499,709	30,465,897
Common stockholders' equity	3,342,628	3,180,439	3,349,723	3,450,951	3,670,352
AVERAGE BALANCE SHEET DATA
Loans	$22,723,248	$22,138,709	$21,657,528	$21,122,038	$20,770,130
Securities (b)	9,200,511	9,177,460	8,979,364	8,687,758	8,378,258
Earning assets	32,244,681	31,783,801	32,780,813	33,201,926	32,913,659
Total assets	34,498,915	34,377,773	35,380,247	36,003,803	35,829,027
Noninterest-bearing deposits	13,854,625	14,323,646	14,655,800	14,363,324	14,126,335
Total deposits	28,816,338	29,180,626	29,979,940	30,029,793	29,750,665
Common stockholders' equity	3,228,667	3,405,463	3,383,789	3,607,061	3,642,003
COMMON SHARE DATA
Earnings per share - diluted	$1.65	$1.55	$1.38	$1.40	$1.55
Cash dividends per share	0.27	0.27	0.27	0.27	0.27
Book value per share (period-end)	38.89	37.12	39.08	39.91	42.31
Tangible book value per share (period-end)	28.29	26.44	28.37	29.25	31.64
Weighted average number of shares - diluted	86,249	86,020	86,354	86,936	87,132
Period-end number of shares	85,941	85,686	85,714	86,460	86,749
Market data
High sales price	$57.00	$52.65	$53.15	$59.82	$53.61
Low sales price	45.64	41.62	42.61	50.25	45.06
Period-end closing price	48.39	45.81	44.33	52.15	50.02
Trading volume	29,996	24,976	27,493	29,005	23,889
PERFORMANCE RATIOS
Return on average assets	1.65%	1.56%	1.38%	1.39%	1.53%
Return on average common equity	17.67%	15.77%	14.39%	13.88%	15.00%
Return on average tangible common equity	24.64%	21.58%	19.77%	18.66%	20.13%
Tangible common equity ratio (c)	7.09%	6.73%	7.21%	7.15%	7.71%
Net interest margin (TE)	3.68%	3.54%	3.04%	2.81%	2.80%
Noninterest income as a percentage of total revenue (TE)	20.54%	23.17%	25.65%	26.53%	27.87%
Efficiency ratio (d)	49.81%	51.62%	54.95%	56.03%	56.57%
Average loan/deposit ratio	78.86%	75.87%	72.24%	70.34%	69.81%
Allowance for loan losses as a percentage of period-end loans	1.33%	1.36%	1.41%	1.49%	1.62%
Allowance for credit losses as a percentage of period-end loans (e)	1.48%	1.50%	1.55%	1.63%	1.76%
Annualized net charge-offs to average loans	0.02%	0.02%	(0.01)%	0.01%	0.01%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	676.71%	690.51%	680.97%	640.81%	527.59%
FTE headcount	3,627	3,607	3,594	3,543	3,486
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Twelve Months Ended
(dollars in thousands, except per share data)	12/31/2022	9/30/2022	12/31/2021	12/31/2022	12/31/2021
NET INCOME
Interest income	$345,676	$299,737	$238,756	$1,137,063	$982,258
Interest income (TE) (f)	348,291	302,340	241,391	1,147,411	993,437
Interest expense	50,175	19,430	9,460	87,060	49,023
Net interest income (TE)	298,116	282,910	231,931	1,060,351	944,414
Provision for credit losses	2,487	1,402	(28,399)	(28,399)	(77,494)
Noninterest income	77,064	85,337	89,612	331,486	364,334
Noninterest expense	190,154	193,502	182,462	750,692	807,007
Income before income taxes	179,924	170,740	164,845	659,196	568,056
Income tax expense	36,137	35,351	27,102	135,107	104,841
Net income	$143,787	$135,389	$137,743	$524,089	$463,215
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$3,600	$—	$3,600
Gain on sale of Hancock Horizon Funds	—	—	—	—	4,576
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(649)	—	38,296
Hurricane related expenses	—	—	(680)	—	4,412
Loss on redemption of subordinated notes	—	—	—	—	4,165
NONINTEREST INCOME
Service charges on deposit accounts	$22,222	$23,272	$21,346	$87,663	$81,032
Trust fees	16,496	16,048	15,547	65,132	62,898
Bank card and ATM fees	20,913	21,412	20,638	84,591	79,074
Investment and annuity fees and insurance commissions	6,832	6,492	7,546	28,752	29,502
Secondary mortgage market operations	1,504	3,284	5,456	11,524	36,694
Other income	9,097	14,829	19,079	53,824	75,134
Total noninterest income	$77,064	$85,337	$89,612	$331,486	$364,334
NONINTEREST EXPENSE
Personnel expense	$119,147	$118,922	$108,128	$460,635	$482,375
Net occupancy and equipment expense	16,927	16,938	16,047	67,340	67,953
Other real estate and foreclosed assets (income) expense, net	(773)	(1,782)	246	(4,407)	(210)
Other expense	51,582	55,996	54,122	213,091	240,224
Amortization of intangibles	3,271	3,428	3,919	14,033	16,665
Total noninterest expense	$190,154	$193,502	$182,462	$750,692	$807,007
COMMON SHARE DATA
Earnings per share:
Basic	$1.65	$1.56	$1.56	$6.00	$5.23
Diluted	1.65	1.55	1.55	5.98	5.22

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
NET INCOME
Interest income	$345,676	$299,737	$254,864	$236,786	$238,756
Interest income (TE) (f)	348,291	302,340	257,449	239,331	241,391
Interest expense	50,175	19,430	9,132	8,323	9,460
Net interest income (TE)	298,116	282,910	248,317	231,008	231,931
Provision for credit losses	2,487	1,402	(9,761)	(22,527)	(28,399)
Noninterest income	77,064	85,337	85,653	83,432	89,612
Noninterest expense	190,154	193,502	187,097	179,939	182,462
Income before income taxes	179,924	170,740	154,049	154,483	164,845
Income tax expense	36,137	35,351	32,614	31,005	27,102
Net income	$143,787	$135,389	$121,435	$123,478	$137,743
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$—	$—	$3,600
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	—	—	(649)
Hurricane related expenses	—	—	—	—	(680)
NONINTEREST INCOME
Service charges on deposit accounts	$22,222	$23,272	$20,495	$21,674	$21,346
Trust fees	16,496	16,048	17,309	15,279	15,547
Bank card and ATM fees	20,913	21,412	21,870	20,396	20,638
Investment and annuity fees and insurance commissions	6,832	6,492	8,001	7,427	7,546
Secondary mortgage market operations	1,504	3,284	2,990	3,746	5,456
Other income	9,097	14,829	14,988	14,910	19,079
Total noninterest income	$77,064	$85,337	$85,653	$83,432	$89,612
NONINTEREST EXPENSE
Personnel expense	$119,147	$118,922	$115,170	$107,396	$108,128
Net occupancy and equipment expense	16,927	16,938	16,928	16,547	16,047
Other real estate and foreclosed assets expense (income), net	(773)	(1,782)	(88)	(1,764)	246
Other expense	51,582	55,996	51,501	54,012	54,122
Amortization of intangibles	3,271	3,428	3,586	3,748	3,919
Total noninterest expense	$190,154	$193,502	$187,097	$179,939	$182,462
COMMON SHARE DATA
Earnings per share:
Basic	$1.65	$1.56	$1.39	$1.40	$1.56
Diluted	1.65	1.55	1.38	1.40	1.55

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
ASSETS
Commercial non-real estate loans	$10,146,453	$9,905,427	$9,645,092	$9,584,480	$9,612,460
Commercial real estate - owner occupied loans	3,033,058	3,033,133	2,964,474	2,868,233	2,821,246
Total commercial and industrial loans	13,179,511	12,938,560	12,609,566	12,452,713	12,433,706
Commercial real estate - income producing loans	3,560,991	3,686,540	3,641,243	3,563,299	3,464,626
Construction and land development loans	1,703,592	1,541,257	1,408,727	1,286,655	1,228,670
Residential mortgage loans	3,092,605	2,843,723	2,615,807	2,462,900	2,423,890
Consumer loans	1,577,347	1,575,505	1,570,725	1,557,774	1,583,390
Total loans	23,114,046	22,585,585	21,846,068	21,323,341	21,134,282
Loans held for sale	26,385	33,008	44,253	59,877	93,069
Securities	8,408,536	8,333,191	8,531,393	8,481,095	8,552,449
Short-term investments	324,060	261,665	871,196	3,133,010	3,830,635
Earning assets	31,873,027	31,213,449	31,292,910	32,997,323	33,610,435
Allowance for loan losses	(307,789)	(306,116)	(308,175)	(317,843)	(342,065)
Goodwill and other intangible assets	911,646	914,917	918,345	921,932	925,679
Other assets	2,706,941	2,744,992	2,734,445	2,715,879	2,337,156
Total assets	$35,183,825	$34,567,242	$34,637,525	$36,317,291	$36,531,205
LIABILITIES
Noninterest-bearing deposits	$13,645,113	$14,290,817	$14,676,342	$14,976,670	$14,392,808
Interest-bearing transaction and savings deposits	10,726,686	10,902,399	11,334,253	11,460,993	11,649,855
Interest-bearing public fund deposits	3,244,225	2,796,363	2,883,664	3,014,307	3,294,607
Time deposits	1,454,325	961,695	972,173	1,047,739	1,128,627
Total interest-bearing deposits	15,425,236	14,660,457	15,190,090	15,523,039	16,073,089
Total deposits	29,070,349	28,951,274	29,866,432	30,499,709	30,465,897
Short-term borrowings	1,871,271	1,542,981	630,011	1,620,302	1,665,061
Long-term debt	242,077	236,410	240,091	240,454	244,220
Other liabilities	657,500	656,138	551,268	505,875	485,675
Total liabilities	31,841,197	31,386,803	31,287,802	32,866,340	32,860,853
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,026,397	2,024,960	2,020,411	2,051,534	2,065,214
Retained earnings	2,088,413	1,968,260	1,856,489	1,758,693	1,659,073
Accumulated other comprehensive (loss)	(772,182)	(812,781)	(527,177)	(359,276)	(53,935)
Total common stockholders' equity	3,342,628	3,180,439	3,349,723	3,450,951	3,670,352
Total liabilities & stockholders' equity	$35,183,825	$34,567,242	$34,637,525	$36,317,291	$36,531,205
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$38,752	$75,719	$151,315	$334,828	$531,059
CAPITAL RATIOS
Tangible common equity	$2,430,982	$2,265,522	$2,431,378	$2,529,019	$2,744,673
Tier 1 capital (g)	3,279,280	3,154,419	3,034,240	2,963,501	2,890,770
Common equity as a percentage of total assets	9.50%	9.20%	9.67%	9.50%	10.05%
Tangible common equity ratio	7.09%	6.73%	7.21%	7.15%	7.71%
Leverage (Tier 1) ratio (g)	9.53%	9.27%	8.68%	8.38%	8.25%
Common equity tier 1 (CET1) ratio (g)	11.37%	11.10%	11.08%	11.12%	11.09%
Tier 1 risk-based capital ratio (g)	11.37%	11.10%	11.08%	11.12%	11.09%
Total risk-based capital ratio (g)	12.93%	12.67%	12.70%	12.82%	12.84%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Twelve Months Ended
(in thousands)	12/31/2022	9/30/2022	12/31/2021	12/31/2022	12/31/2021
ASSETS
Commercial non-real estate loans	$9,932,218	$9,738,424	$9,339,223	$9,722,977	$9,662,663
Commercial real estate - owner occupied loans	3,037,534	2,993,477	2,802,894	2,953,991	2,810,772
Total commercial and industrial loans	12,969,752	12,731,901	12,142,117	12,676,968	12,473,435
Commercial real estate - income producing loans	3,590,060	3,634,667	3,462,044	3,582,370	3,434,480
Construction and land development loans	1,618,684	1,489,369	1,198,638	1,422,994	1,162,337
Residential mortgage loans	2,968,876	2,713,383	2,365,798	2,666,134	2,445,602
Consumer loans	1,575,876	1,569,389	1,601,533	1,566,927	1,692,088
Total loans	22,723,248	22,138,709	20,770,130	21,915,393	21,207,942
Loans held for sale	24,825	35,217	77,405	42,973	90,231
Securities (h)	9,200,511	9,177,460	8,378,258	9,013,133	8,105,830
Short-term investments	296,097	432,415	3,687,866	1,526,714	2,656,860
Earning assets	32,244,681	31,783,801	32,913,659	32,498,213	32,060,863
Allowance for loan losses	(307,403)	(308,407)	(362,112)	(317,402)	(406,082)
Goodwill and other intangible assets	913,223	916,582	927,571	918,376	933,701
Other assets	1,648,414	1,985,797	2,349,909	1,959,991	2,486,910
Total assets	$34,498,915	$34,377,773	$35,829,027	$35,059,178	$35,075,392
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$13,854,625	$14,323,646	$14,126,335	$14,298,022	$13,323,978
Interest-bearing transaction and savings deposits	10,810,751	11,164,395	11,405,136	11,201,094	11,216,503
Interest-bearing public fund deposits	2,972,985	2,738,196	3,057,776	2,941,876	3,140,185
Time deposits	1,177,977	954,389	1,161,418	1,056,478	1,413,043
Total interest-bearing deposits	14,961,713	14,856,980	15,624,330	15,199,448	15,769,731
Total deposits	28,816,338	29,180,626	29,750,665	29,497,470	29,093,709
Short-term borrowings	1,575,826	950,570	1,691,579	1,358,687	1,663,173
Long-term debt	236,674	238,372	245,369	239,282	314,903
Other liabilities	641,410	602,742	499,411	558,533	458,352
Common stockholders' equity	3,228,667	3,405,463	3,642,003	3,405,206	3,545,255
Total liabilities & stockholders' equity	$34,498,915	$34,377,773	$35,829,027	$35,059,178	$35,075,392
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$53,934	$108,945	$708,435	$204,796	$1,523,718

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	12/31/2022			9/30/2022			12/31/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,178.5	$240.6	5.25%	$17,855.9	$203.0	4.51%	$16,802.8	$150.7	3.56%
Residential mortgage loans	2,968.9	25.6	3.45%	2,713.4	22.7	3.34%	2,365.8	20.5	3.46%
Consumer loans	1,575.9	27.2	6.86%	1,569.4	23.2	5.87%	1,601.5	18.9	4.68%
Loan fees & late charges	—	(0.2)	0.00%	—	1.3	0.00%	—	10.3	0.00%
Total loans (TE) (j) (k)	22,723.3	293.2	5.12%	22,138.7	250.2	4.49%	20,770.1	200.4	3.83%
Loans held for sale	24.8	0.3	4.53%	35.2	0.4	4.48%	77.4	0.6	3.02%
US Treasury and government agency securities	500.3	2.9	2.32%	420.3	2.0	1.94%	418.4	1.6	1.60%
CMOs and mortgage backed securities	7,769.1	42.8	2.20%	7,822.4	40.9	2.09%	7,019.6	30.5	1.74%
Municipals (TE)	907.5	6.8	2.97%	911.5	6.8	2.97%	924.1	6.8	2.93%
Other securities	23.6	0.2	3.50%	23.3	0.2	3.54%	16.2	0.1	3.50%
Total securities (TE) (l)	9,200.5	52.7	2.29%	9,177.5	49.9	2.17%	8,378.3	39.0	1.86%
Total short-term investments	296.1	2.1	2.88%	432.4	1.8	1.69%	3,687.9	1.4	0.15%
Average earning assets yield (TE)	$32,244.7	$348.3	4.29%	$31,783.8	$302.3	3.78%	$32,913.7	$241.4	2.92%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,810.7	$14.6	0.53%	$11,164.4	$4.3	0.15%	$11,405.1	$1.3	0.04%
Time deposits	1,178.0	3.2	1.09%	954.4	0.4	0.18%	1,161.4	0.8	0.27%
Public funds	2,973.0	18.2	2.43%	2,738.2	8.9	1.28%	3,057.8	2.8	0.36%
Total interest-bearing deposits	14,961.7	36.0	0.96%	14,857.0	13.6	0.36%	15,624.3	4.9	0.12%
Short-term borrowings	1,575.8	11.1	2.79%	950.6	2.7	1.15%	1,691.6	1.5	0.34%
Long-term debt	236.7	3.1	5.21%	238.4	3.1	5.20%	245.4	3.1	5.12%
Total borrowings	1,812.5	14.2	3.10%	1,189.0	5.8	1.96%	1,937.0	4.6	0.95%
Total interest-bearing liabilities cost	16,774.2	50.2	1.19%	16,046.0	19.4	0.48%	17,561.3	9.5	0.21%
Net interest-free funding sources	15,470.5			15,737.8			15,352.4
Total cost of funds	32,244.7	50.2	0.62%	31,783.8	19.4	0.24%	32,913.7	9.5	0.11%
Net Interest Spread (TE)		$298.1	3.11%		$282.9	3.30%		$231.9	2.70%
Net Interest Margin (TE)	$32,244.7	$298.1	3.68%	$31,783.8	$282.9	3.54%	$32,913.7	$231.9	2.80%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $0.8 million, $1.2 million and $1.9 million for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Twelve Months Ended
	12/31/2022			12/31/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,682.3	$759.9	4.30%	$17,070.3	$606.1	3.55%
Residential mortgage loans	2,666.1	90.3	3.39%	2,445.6	90.6	3.70%
Consumer loans	1,567.0	88.4	5.64%	1,692.1	81.6	4.82%
Loan fees & late charges	—	7.4	0.00%	—	53.7	0.00%
Total loans (TE) (j) (k)	21,915.4	946.0	4.32%	21,208.0	832.0	3.92%
Loans held for sale	43.0	1.8	4.22%	90.2	2.5	2.82%
US Treasury and government agency securities	426.7	8.3	1.95%	330.6	5.4	1.64%
CMOs and mortgage backed securities	7,652.1	154.5	2.02%	6,833.1	122.3	1.79%
Municipals (TE)	912.0	27.0	2.96%	928.4	27.2	2.93%
Other securities	22.3	0.8	3.42%	13.7	0.5	3.66%
Total securities (TE) (l)	9,013.1	190.6	2.11%	8,105.8	155.4	1.92%
Total short-term investments	1,526.7	9.0	0.59%	2,656.9	3.5	0.13%
Average earning assets yield (TE)	$32,498.2	$1,147.4	3.53%	$32,060.9	$993.4	3.10%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,201.1	$21.2	0.19%	$11,216.5	$9.1	0.08%
Time deposits	1,056.4	4.7	0.44%	1,413.0	6.5	0.46%
Public funds	2,941.9	32.5	1.10%	3,140.2	10.6	0.34%
Total interest-bearing deposits	15,199.4	58.4	0.38%	15,769.7	26.2	0.17%
Short-term borrowings	1,358.7	16.2	1.19%	1,663.2	6.0	0.36%
Long-term debt	239.3	12.4	5.19%	314.9	16.8	5.32%
Total borrowings	1,598.0	28.6	1.79%	1,978.1	22.8	1.15%
Total interest-bearing liabilities cost	16,797.4	87.0	0.52%	17,747.8	49.0	0.28%
Net interest-free funding sources	15,700.8			14,313.1
Total cost of funds	32,498.2	87.0	0.27%	32,060.9	49.0	0.15%
Net Interest Spread (TE)		$1,060.4	3.01%		$944.4	2.82%
Net Interest Margin (TE)	$32,498.2	$1,060.4	3.26%	$32,060.9	$944.4	2.95%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $4.7 million and $8.6 million for the twelve months ended December 31, 2022 and 2021, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Twelve Months Ended
(dollars in thousands)	12/31/2022	9/30/2022	12/31/2021	12/31/2022	12/31/2021
Nonaccrual loans (m)	$38,991	$39,807	$55,523	$38,991	$55,523
Restructured loans - still accruing	1,907	1,925	3,788	1,907	3,788
Total nonperforming loans	40,898	41,732	59,311	40,898	59,311
ORE and foreclosed assets	2,017	2,085	7,533	2,017	7,533
Total nonperforming assets	$42,915	$43,817	$66,844	$42,915	$66,844
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.19%	0.19%	0.32%	0.19%	0.32%
Accruing loans 90 days past due	$4,585	$2,600	$5,524	$4,585	$5,524
Accruing loans 90 days past due as a percentage of loans	0.02%	0.01%	0.03%	0.02%	0.03%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	0.21%	0.21%	0.34%	0.21%	0.34%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for Loan Losses:
Beginning balance	$306,116	$308,175	$371,521	$342,065	$450,177
Provision for loan losses	2,646	(763)	(28,787)	(32,374)	(76,921)
Charge-offs	(4,643)	(6,587)	(6,155)	(22,590)	(50,836)
Recoveries	3,670	5,291	5,486	20,688	19,645
Net charge-offs	(973)	(1,296)	(669)	(1,902)	(31,191)
Ending Balance	$307,789	$306,116	$342,065	$307,789	$342,065
Reserve for Unfunded Lending Commitments:
Beginning balance	$33,468	$31,303	$28,946	$29,334	$29,907
Provision for losses on unfunded lending commitments	(159)	2,165	388	3,975	(573)
Ending balance	$33,309	$33,468	$29,334	$33,309	$29,334
Total Allowance for Credit Losses	$341,098	$339,584	$371,399	$341,098	$371,399
Total Provision for Credit Losses	$2,487	$1,402	$(28,399)	$(28,399)	$(77,494)
Allowance for loan losses as a percentage of period-end loans	1.33%	1.36%	1.62%	1.33%	1.62%
Allowance for credit losses as a percentage of period-end loans	1.48%	1.50%	1.76%	1.48%	1.76%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	676.71%	690.51%	527.59%	676.71%	527.59%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$(1,201)	$(270)	$(502)	$(3,896)	$25,497
Residential mortgage loans	(251)	(894)	(31)	(1,612)	(746)
Consumer loans	2,425	2,460	1,202	7,410	6,440
Total net charge-offs	$973	$1,296	$669	$1,902	$31,191
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.03)%	(0.01)%	(0.01)%	(0.02)%	0.15%
Residential mortgage loans	(0.03)%	(0.13)%	(0.01)%	(0.06)%	(0.03)%
Consumer loans	0.61%	0.62%	0.30%	0.47%	0.38%
Total net charge-offs as a percentage of average loans	0.02%	0.02%	0.01%	0.01%	0.15%

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $2.6 million, $2.8 million and $6.8 million at December 31, 2022, September 30, 2021, and December 31,2021, respectively.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Nonaccrual loans (m)	$38,991	$39,807	$38,066	$42,439	$55,523
Restructured loans - still accruing	1,907	1,925	2,492	2,903	3,788
Total nonperforming loans	40,898	41,732	40,558	45,342	59,311
ORE and foreclosed assets	2,017	2,085	3,467	6,345	7,533
Total nonperforming assets	$42,915	$43,817	$44,025	$51,687	$66,844
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.19%	0.19%	0.20%	0.24%	0.32%
Accruing loans 90 days past due	$4,585	$2,600	$4,697	$4,258	$5,524
Accruing loans 90 days past due as a percentage of loans	0.02%	0.01%	0.02%	0.02%	0.03%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	0.21%	0.21%	0.22%	0.26%	0.34%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$307,789	$306,116	$308,175	$317,843	$342,065
Reserve for unfunded lending commitments	33,309	33,468	31,303	30,710	29,334
Total allowance for credit losses	$341,098	$339,584	$339,478	$348,553	$371,399
Total provision for credit losses	$2,487	$1,402	$(9,761)	$(22,527)	$(28,399)
Allowance for loan losses as a percentage of period-end loans	1.33%	1.36%	1.41%	1.49%	1.62%
Allowance for credit losses as a percentage of period-end loans	1.48%	1.50%	1.55%	1.63%	1.76%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	676.71%	690.51%	680.97%	640.81%	527.59%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$(1,201)	$(270)	$(1,611)	$(814)	$(502)
Residential mortgage loans	(251)	(894)	(448)	(19)	(31)
Consumer loans	2,425	2,460	1,373	1,152	1,202
Total net charge-offs	$973	$1,296	$(686)	$319	$669
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.03)%	(0.01)%	(0.04)%	(0.02)%	(0.01)%
Residential mortgage loans	(0.03)%	(0.13)%	(0.07)%	(0.00)%	(0.01)%
Consumer loans	0.61%	0.62%	0.35%	0.30%	0.30%
Total net charge-offs as a percentage of average loans:	0.02%	0.02%	(0.01)%	0.01%	0.01%
AVERAGE LOANS
Commercial & real estate loans	$18,178,496	$17,855,937	$17,562,053	$17,119,295	$16,802,799
Residential mortgage loans	2,968,876	2,713,383	2,534,600	2,441,359	2,365,798
Consumer loans	1,575,876	1,569,389	1,560,875	1,561,384	1,601,533
Total average loans	$22,723,248	$22,138,709	$21,657,528	$21,122,038	$20,770,130

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $2.6 million, $2.8 million, $3.2 million, $3.6 million, and $6.8 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure
OPERATING REVENUE (TE) AND OPERATING PRE-PROVISION NET REVENUE (TE)
	Three Months Ended					Twelve Months Ended
(in thousands)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net interest income	$295,501	$280,307	$245,732	$228,463	$229,296	$1,050,003	$933,235
Noninterest income	77,064	85,337	85,653	83,432	89,612	331,486	364,334
Total revenue	372,565	365,644	331,385	311,895	318,908	1,381,489	1,297,569
Taxable equivalent adjustment (n)	2,615	2,603	2,585	2,545	2,635	10,348	11,179
Nonoperating revenue	—	—	—	—	(3,600)	—	(10,976)
Operating revenue (TE)	375,180	368,247	333,970	314,440	317,943	1,391,837	1,297,772
Noninterest expense	(190,154)	(193,502)	(187,097)	(179,939)	(182,462)	(750,692)	(807,007)
Nonoperating expense	—	—	—	—	(1,329)	—	46,873
Operating pre-provision net revenue (TE)	$185,026	$174,745	$146,873	$134,501	$134,152	$641,145	$537,638
(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

TANGIBLE COMMON EQUITY RATIO EXCLUDING ACCUMULATED OTHER COMPREHENSIVE (LOSS)
	Three Months Ended					Twelve Months Ended
(in thousands)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
End of period balance sheet:
Total common stockholders' equity	$3,342,628	$3,180,439	$3,349,723	$3,450,951	$3,670,352	$3,342,628	$3,670,352
Goodwill and other intangible assets	911,646	914,917	918,345	921,932	925,679	911,646	925,679
Tangible common equity	2,430,982	2,265,522	2,431,378	2,529,019	2,744,673	2,430,982	2,744,673
Accumulated other comprehensive (loss) in tangible common equity	(772,182)	(812,781)	(527,177)	(359,276)	(53,935)	(772,182)	(53,935)
Tangible common equity less accumulated other comprehensive (loss)	$3,203,164	$3,078,303	$2,958,555	$2,888,295	$2,798,608	$3,203,164	$2,798,608

Total assets	$35,183,825	$34,567,242	$34,637,525	$36,317,291	$36,531,205	$35,183,825	$36,531,205
Goodwill and other intangible assets	911,646	914,917	918,345	921,932	925,679	911,646	925,679
Tangible assets	$34,272,179	$33,652,325	$33,719,180	$35,395,359	$35,605,526	$34,272,179	$35,605,526
Accumulated other comprehensive (loss) in tangible assets	(673,473)	(698,485)	(483,691)	(336,863)	(82,563)	(673,473)	(82,563)
Tangible assets less effect of accumulated other comprehensive (loss)	$34,945,652	$34,350,810	$34,202,871	$35,732,222	$35,688,089	$34,945,652	$35,688,089
Tangible common equity ratio	7.09%	6.73%	7.21%	7.15%	7.71%	7.09%	7.71%
Tangible common equity ratio excluding accumulated other comprehensive (loss)	9.17%	8.96%	8.65%	8.08%	7.84%	9.17%	7.84%

RETURN ON AVERAGE TANGIBLE COMMON EQUITY EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
	Three Months Ended					Twelve Months Ended
(in thousands)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net income	$143,787	$135,389	$121,435	$123,478	$137,743	$524,089	$463,215
Average balance sheet:
Total common stockholders' equity	$3,228,667	$3,405,463	$3,383,789	$3,607,061	$3,642,003	$3,405,206	$3,545,255
Goodwill and other intangible assets	913,223	916,582	920,080	923,752	927,571	918,376	933,701
Tangible common equity	2,315,444	2,488,881	2,463,709	2,683,309	2,714,432	2,486,830	2,611,554
Accumulated other comprehensive income (loss) in equity	(815,261)	(518,480)	(446,889)	(142,283)	(20,307)	(482,676)	18,927
Equity excluding average accumulated other comprehensive income (loss)	$3,130,705	$3,007,361	$2,910,598	$2,825,592	$2,734,739	$2,969,506	$2,592,627
Return on tangible common equity	24.64%	21.58%	19.77%	18.66%	20.13%	21.07%	17.74%
Return on tangible common equity excluding accumulated other comprehensive income (loss)	18.22%	17.86%	16.73%	17.72%	19.98%	17.65%	17.87%